May 7, 1999

Dear Shareholder:

     We are heartened by the performance delivered by The First Philippine Fund and the Philippine stock market at the start of 1999. In the first quarter of the year, the Fund's net asset value (NAV) grew by 2.86%, reaching a total of US$84.7 million or US$7.54 on a per share basis. The Philippine composite index (Phisix), the Fund's benchmark, grew similarly, appreciating by 3.88% in US dollar terms over the same period.

     Despite the modest growth, the first quarter brought a healthy market consolidation -- without a contraction -- after the record gains achieved in the previous quarter. More significantly, the last two quarters represent the first set of consecutive periods of appreciation for the Fund (since the first quarter of 1997) and for the Phisix (since the second quarter of 1996.) It appears as if the Fund and the market have shaken off the worst of the crisis and are on their way to stable recoveries. The performance in the second quarter to date bolsters this statement. We are pleased to report that the Fund's NAV has grown by another 22.15% in April 1999 to US$103.4 million or US$9.21 per share, behind a 22.70% appreciation by the Phisix.

     The Fund's share price delivered even more significant gains. Closing at $6.3125 on March 31, 1999, the Fund's shares returned 7.45% to shareholders in the first quarter of 1999. The discount of the Fund's share price to its NAV narrowed to 16.28% on March 31, 1999 from 19.85% at the end of the previous quarter. In April 1999, the shares appreciated by 28.71%, closing at US$8.125 at the end of the month. The discount narrowed further to 11.78%.

     Over the Fund's lifetime, the Fund's NAV (after adjusting for distributions and the effects of the rights offering in 1995) continues to outperform its benchmark. This cumulative outperformance stood at 20.65% by the end of the first quarter and at 24.74% by the end of April 1999.

THE MARKET ANTICIPATES A RECOVERY

     The bullishness in the stock market at the end of 1998 spilled over into early 1999. The stability of the Philippine peso, declining interest rates and inflation, and expectations of a steady economic recovery underpinned positive sentiment. Confidence in the economy improved as Standard & Poor's upgraded the country's outlook from negative to stable. The Philippine government was able to tap the international capital market via global bond offerings worth more than US$1 billion. Foreign investors began to return to the stock market.

     The market's ascent was tempered by both external and local developments. The peso and stock market tumbled in reaction to the Brazilian currency devaluation and fears of a similar action for the Chinese currency. The 1998 economic figures showed a contraction in gross domestic product by 0.5%, due in large part to a massive decline in agricultural production. Non-performing loans in the banking sector continued to rise and bank lending remained weak. Corporate earnings reports for 1998 turned in mixed results with some major companies still taking large write-offs.

     Despite these uncertainties, the stock market remained resilient, managing a slight growth in the first quarter. Much of the bad news was already anticipated. Investors expect the recovery to occur toward the second half of the year and flourish in the year 2000. As we have seen, the bull market promptly returned in April with vigorous liquidity flows pushing the market up to its highest level since August 1997.

FUND'S PORTFOLIO IS WELL-POSITIONED

     The Fund's strategy of being fully invested in the market at this time has allowed it to significantly capture the market's April gains. Much of the Fund's portfolio is held in select quality blue chips which have benefited the most from the return of liquidity to the stock market. Furthermore, the Fund's recent emphasis on the interest rate-sensitive banking and property sectors have been rewarding as both sectors have led the market's ascent.

     Given the positive investor outlook on the Philippines, continued macroeconomic and corporate earnings improvements, strong liquidity inflows and robust market momentum, we remain optimistic about the Philippine stock market's prospects over the coming quarters. In addition to the economic recovery theme, market activity for the rest of the year will be driven by stories of corporate restructuring, mergers and acquisitions, and privatization and deregulation. Without any further adverse shocks to the recovery process, the market should be able to sustain its uptrend.

     While the Fund's strategy will continue to be guided by this belief, we will remain sensitive to both external and domestic risks. For example, developments in the United States and Japanese economies will have much impact on the country's recovery. The manner by which economic restructuring and political change takes place in Southeast Asia will affect sentiment towards the region. Domestically, the ability of the government to meet or exceed its economic targets will be keenly watched.

     However, we believe the worst days of the crisis are behind us. We look forward to sustaining the momentum achieved early this year. Thank you once again for your continued confidence in the Philippines and in The First Philippine Fund.

                                          Very truly yours,

                                          /s/ Lilia C. Clemente
                                          -------------------------------
                                          Lilia C. Clemente
                                          Director, President and Chief
                                          Executive Officer

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF NET ASSETS
March 31, 1999
(Unaudited)

                                                               Number of
                                                                 Shares         Value
--------------------------------------------------------------------------------------
PHILIPPINE SECURITIES -- (98.0%)
--------------------------------------------------------------------------------------
COMMON STOCK (95.40%)
Banking (14.8%)
  Bank of the Philippine Islands                               1,854,900   $ 4,634,980
  Bankard, Inc. (a)(b)                                         6,470,000       316,675
  Equitable Banking Corp.                                      1,100,000     2,068,575
  Far East Bank and Trust Company                                300,156       413,672
  Metropolitan Bank & Trust Company                              527,746     4,180,476
  Philippine Commercial International Bank, Inc.                 160,000       902,651
--------------------------------------------------------------------------------------
                                                                            12,517,029
--------------------------------------------------------------------------------------
Conglomerates (19.8%)
  Aboitiz Equity Ventures, Inc. (b)                            8,300,000       329,272
  Alsons Consolidated Resources, Inc. (a)                     15,980,000       222,293
  Ayala Corporation                                           32,707,864     9,900,240
  Benpres Holdings Corp. (b)                                  17,089,700     2,641,444
  First Philippine Holdings Corp. -- A (a)                     4,256,998     2,494,827
  Guoco Holdings (Phils), Inc. (b)                             4,360,000        86,483
  Metro Pacific Corp. (b)                                     20,550,000       995,234
  Uniwide Holdings, Inc. (b) (d)                               8,687,000       107,415
--------------------------------------------------------------------------------------
                                                                            16,777,208
--------------------------------------------------------------------------------------
Construction/Engineering (2.2%)
  Davao Union Cement Corp. (a)(b)                             10,066,622       280,068
  DMCI Holdings Inc. (b)                                      25,604,000     1,094,893
  HI Cement Corp. (b)(d)                                       5,430,000       176,249
  Southeast Asia Cement Holdings Inc. (b)                     23,105,670       309,512
--------------------------------------------------------------------------------------
                                                                             1,860,722
--------------------------------------------------------------------------------------
Electronics (1.5%)
  Ionics Circuits, Inc.                                          150,000        32,845
  Matsushita Electric Philippines Corp. (a)                    6,462,528     1,033,831
  Music Corporation (b)                                        1,900,000       122,363
  Solid Group, Inc. (b)                                        4,150,000        66,282
--------------------------------------------------------------------------------------
                                                                             1,255,321
--------------------------------------------------------------------------------------
Food and Beverage (10.7%)
  Cosmos Bottling Corp.                                        6,650,000       531,054
  La Tondena Distillers, Inc. (b)                              1,897,800     1,662,207
  RFM Corporation                                              1,250,000       146,513
  San Miguel Corp. -- A                                        4,203,584     5,630,912
  Universal Robina Corp.                                       6,162,000     1,111,157
--------------------------------------------------------------------------------------
                                                                             9,081,843
--------------------------------------------------------------------------------------

                                                                  Number of
COMMON STOCK (Continued)                                           Shares          Value
------------------------------------------------------------------------------------------
Port Operations (2.7%)
  Asian Terminals, Inc. (a)(b)                                   40,949,980   $  1,033,797
  International Container Terminal Services, Inc. (b)            18,865,500      1,263,564
------------------------------------------------------------------------------------------
                                                                                 2,297,361
------------------------------------------------------------------------------------------
Real Estate Development (21.9%)
  Ayala Land, Inc.                                               29,871,321      8,656,904
  Belle Corporation (b)                                          23,900,008      1,108,221
  C & P Homes, Inc. (b)                                          35,916,750        601,404
  Filinvest Land, Inc. (b)                                       16,487,499      1,359,128
  Pryce Corporation (a)(b)                                       35,520,000        823,514
  Robinson's Land Corp. (a)(b)                                   10,480,500        604,764
  SM Prime Holdings, Inc.                                        25,950,000      5,347,897
  Universal Rightfield Property Holdings, Inc. (b)                6,100,000         50,285
------------------------------------------------------------------------------------------
                                                                                18,552,117
------------------------------------------------------------------------------------------
Telecommunications (12.6%)
  Digital Telecommunications Phils., Inc. (b)                    37,800,000        993,225
  Philippine Long Distance Telephone Co. ADR (e)                    371,020      9,600,143
  Pilipino Telephone Corp. (b)(d)                                 1,217,500         48,927
------------------------------------------------------------------------------------------
                                                                                10,642,295
------------------------------------------------------------------------------------------
Utilities (9.2%)
  Manila Electric Co. -- A                                        1,940,000      4,897,602
  Petron Corporation                                             26,070,002      2,921,366
------------------------------------------------------------------------------------------
                                                                                 7,818,968
------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $107,154,202)                                                        80,802,864
------------------------------------------------------------------------------------------
WARRANTS (1.8%)
Real Estate (0.0%)
  Belle Corporation (b)                                           2,993,333          5,494
Food and Beverage (1.8%)
  Jollibee Foods Corp. (b)(d)                                     2,999,500      1,506,743
------------------------------------------------------------------------------------------
TOTAL WARRANTS
     (Cost $1,471,505)                                                           1,512,237
------------------------------------------------------------------------------------------

                                                                               Par
SCHEDULE OF NET ASSETS (Continued)                             Maturity       (000)       Value
--------------------------------------------------------------------------------------------------
BONDS (0.8%)
  Bacnotan Consolidated Industries Inc.
     Convertible Bond 5.50% (Cost $1,750,000)                  06/21/04    $ 1,750    $    656,250
--------------------------------------------------------------------------------------------------
CALL ACCOUNTS (0.6%)
  Philippine Pesos
  (Cost $539,924) (c)                                                                      528,116
--------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
  (Cost $110,915,631)                                                                   83,499,467
--------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (1.6%)
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.6%)
  American Express Credit Corp.
     4.92336% (Cost $1,366,000)                                04/01/99      1,366       1,366,000
--------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                           1,366,000
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS**                                100.20%
     (Cost $112,281,631)                                                                84,865,467
  Liabilities in excess of other assets             (0.20%)                               (191,640)
--------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
     (applicable to 11,225,000 common shares
       outstanding)                                100.00%                            $ 84,673,827
--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
     ($84,673,827/11,225,000)                                                         $       7.54
--------------------------------------------------------------------------------------------------
** Cost of Total Investments
       Common Stock                                                                   $107,154,202
       Warrants                                                                          1,471,505
       Bonds                                                                             1,750,000
       Call Accounts                                                                       539,924
       Commercial Paper                                                                  1,366,000
                                                                                      ------------
                                                                                      $112,281,631
                                                                                      ============


(a)  At fair value as determined by the Board of Directors.
(b)  Non-income producing security.
(c) Daily interest is being accrued at a rate of 4% of the outstanding balance.
(d) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(e)  ADR -- American Depository Receipt.

                      [This page intentionally left blank]

Directors and Officers
-------------

Benjamin P. Palma Gil
Director and Chairman
Lilia C. Clemente
Director, President and Chief Executive Officer
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Roberto de Ocampo
Director
John Anthony B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
William H. Bohnett
Secretary
Joaquin G. Hofilena
Vice President and Treasurer
Imelda Singzon
Vice President
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

Executive Offices
-------------
152 West 57th Street, New York, NY 10019 (For latest net asset value and market data, please call 212-765-0700 or access http://www.clementecapital.com. For shareholder account inquiries, call 1-800-937-5449.)

-------------
Investment Adviser
Clemente Capital, Inc.

-------------
Administrator
PFPC Inc.


-------------
Transfer Agent and Registrar
American Stock Transfer & Trust Company


-------------
Custodian
Brown Brothers Harriman & Co.

-------------
Legal Counsel
Fulbright & Jaworski L.L.P.

-------------
Independent Accountants
PricewaterhouseCoopers LLP

                               SUMMARY OF GENERAL
                                   INFORMATION


-------------
THE FUND
     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.


-------------
SHAREHOLDER INFORMATION
     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.


-------------
DIVIDEND REINVESTMENT PLAN
     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.



                                   [GRAPHIC]

                         The First Philippine Fund Inc.

                                Quarterly Report


                                 March 31, 1999